Innovus Pharmaceuticals, Inc. (OTCQB: INNV)

A Leader in the OTC/Consumer Care for Men's and Women's Health & Respiratory Diseases



Vesele
120 Capsules
Androferti
EJECTDELAY
EJECTDELAY
Zestra
CLINICALLY PROVEN
Zestra
BEYOND HUMAN
TESTOSTERONE BOOSTER
BEYOND HUMAN
OMEGA 3 FISH OIL EPA/DHA
RecalMax
BEYOND HUMAN
BLOOD SUGAR SUPPORT
GREEN COFFEE
GCBE
RASPBERRY KETONE
Colon Cleanse
Vision Formula
BEYOND HUMAN
Krill Oil
Sensum+
Safe daily-use topical cream to increase sensation

Corporate Presentation

October 2016

innovus pharma

Safe-Harbor Statement

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc., including its subsidiaries and affiliates (the "Company") ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company. Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company's most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings. Company disclaims any intention to update this presentation.

Innovus Pharma

- Based in San Diego, Innovus Pharma is an emerging leader in OTC/Consumer care products in men's and women's health and respiratory diseases

- We generate revenues from sixteen commercial products on a worldwide basis.

  We achieved positive operating cash flow in 2Q 2016 and expect to be profitable for fiscal year 2017

- We grow by acquiring or in-licensing high value, revenue generating assets in men's and women's health and respiratory diseases

Commercial Portfolio

Men's Health Franchise

Product	Indication	Countries Marketed
EjectDelay®	Premature Ejaculation	US, Canada
Sensum+®	Increase in Penile Sensitivity	US, UK, Morocco
Vesele®	Increase in sexual and cognitive health	US, UK
Androferti®	Increase in sperm count and motility	US
RecalMax™	Brain Health	US

innovus pharma

Commercial Portfolio

Women's Health Franchise

Product	Indication	Countries Marketed
Zestra®	Female Desire & Arousal	US, UK, Canada, Morocco, UAE
Zestra Glide®	Water Based Lubricant	US, Canada, MENA
Vesele®	Increase in Sexual & Cognitive Health	US, UK
RecalMax™	Brain Health	US

Drug Product Pipeline

Respiratory Franchise

Product	Indication	Status
FlutiCare™	Allergic Rhinitis	Awaiting FDA approval

innovus pharma

2016 US Anticipated Product Launches

Product	Indication	Timeline Expected
UriVarx™	Overactive Bladder and Urinary Incontinence	November 2016
Xyralid®	Hemorrhoids	December 2016

innovus pharma

Target Markets

Target Markets

> $4B



Zestra
Vesele
BEYOND HUMAN
TESTOSTERONE BOOSTER
RecalMax
EJECTDELAY

Female Sexual Dysfunction

$1B

Premature Ejaculation
Reduced Penile Sensitivity
Testosterone Replacement
Urology

$1B

Allergic Rhinitis

$1B

Brain Health

$1B

Commercialization Overview

> $500M in Potential Sales Milestones



ORIMED PHARMA
innovus pharma
DanaLife ApS
EUROP
tramorgan
OZ biogenics
Towards Healthier Future
سوطيما
Sothema
KLAB
ELIS PHARMACEUTICALS
vation Pharm
lb resources
AFRICA
tabuk
تبوك
BroadMed
SOUTH AMERICA
AUST

65 Countries

13 Partners

Management & Board of Directors

Proven & Experienced Team from Leading Publically Traded Life Science Companies

Management Team

Bassam Damaj, Ph.D.
President & CEO, Director

Robert E. Hoffman
EVP & CFO

Rauly Gutierrez
VP of Finance

Board of Directors

Henry Esber, Ph.D.
Chairman of Board

Ziad Mirza, MD
Director

Vivian Liu
Director

Advisory Board

Hans Christinger

* Pharmacopeia, Ligand, Genzyme A Sanofi Company, Pfizer, Abbott, Genentech, Mitsubishi Tanabe Pharma, Arena, Apricus Bio, Roche

*Management Team, Board and Advisory Board Past or Present Affiliations. All Trademarks are owned by their respective companies

2016 Accomplishments to Date

- ***Over 400% Revenue Increase in Q2 2016 to Over $1M***
- ***Turned Cash Flow Positive From Operations in Q2 2016 With Over $256,000 in Cash Flows***
- ***Grew Pipeline to 16 Commercialized Products and 5 Pipeline Products***
  - ***Commercial***: Zestra®, EjectDelay® , Sensum+®,Zestra Glide®, Vesele®, Androferti®, BTH® Testosterone, BTH® Vision, BTH® Blood Sugar, BTH® GCBE, BTH® Colon Cleans, BTH® Ketones, RecalMax™, BTH® Krill Oil, BTH® Omega 3 Fish Oil
  - ***Pipeline:*** (Fluticare™ OTC (Fluticasone propionate NS), Xyralid® (Lidocaine), Androvit®, Urocis® XR and UriVarx™
- ***Acquisition of Beyond Human Franchise***
  - Product sold over $1.3 M in 2014 and over $2.2 M in 2015.
  - Completed acquisition in March 2016
- ***In-licensed Urox® Formulation for Overactive Bladder and Urinary Incontinence***
  - Expect to launch under the name UriVarx™ in the US in November 2016
- ***Signed Nine Commercial Partnerships***
  - Nine commercial partnerships signed with over $500M in potential sales milestones plus royalties in 65 countries
- ***Strengthened our Financials***
  - Raised over $5M
  - Repaid all outstanding and due debt

Why Invest in Innovus?

Well Positioned for Rapid Growth with > $500M in Potential Sales Milestones

2016-Q2: Cash Flow Positive
2017E: Profitability

innovus pharma

Strong Commercial Revenue Generating Product Pipelines

Experienced and Proven Management Team

Strong Intellectual Property and Clinical Data

Financial Snapshot

OTCQB: INNV

Cash on-hand provides sufficient capital to support the current operating plan through Q3 2017

~104.2 M†
Shares Outstanding



Company Revenues ($M)
0.75
1.25
5
15
2015
2016 HY
2016 E
2017 E

~32.3 M†
Market Cap

† as of October 5, 2016

innovus pharma

Fluti**Care**™

Fluticasone Propionate Nasal Spray for the Management of the nasal symptoms of seasonal and perennial allergic and non-allergic rhinitis


DESIGN 2
30" PDQ
NEW!
FlutiCare
NASAL ALLERGY RELIEVER
FULL PRESCRIPTION STRENGTH NASAL ALLERGY RELIEF
WITHOUT A PRESCRIPTION
A. BASE GRAPHIC FRONTAL VIEW
COUNTER DISPLAY
SKINNY TOWER


ORIGINAL PRESCRIPTION STRENGTH
FlutiCare™
Fluticasone Propionate
Nasal Spray, USP, 50 mcg
NASAL ALLERGY
SYMPTOM RELIEVER
24 HR
RELIEF OF:
Nasal Congestion
Runny Nose
Sneezing
Itchy Nose
120 SPRAYS
0.53 FL OZ
(15.7 mL)

FlutiCare™

FlutiCare™ contains the Nasal Steroid Active that is Physician Recommended and Consumer Preferred

- ANDA filed by our manufacturer end of 2014 - Awaiting FDA Approval
- #1 form used and prescribed by patients[1]
- Engrained in patients' allergy management
- Effective and safe
- Expected launch 2017 pending FDA approval


NEW!
FlutiCare
Fluticasone Propionate, USP, 50 mcg
NON DROWSY
NASAL ALLERGY RELIEVER
FULL PRESCRIPTION STRENGTH
FOR RELIEF OF:
Nasal Congestion
Sneezing
Runny Nose
Itchy Nose
DUE TO NASAL ALLERGIES
FlutiCare
120 METERED SPRAYS
120 METERED SPRAYS
NET WEIGHT 16g

[1]Data for nasal steroids since 2007

FlutiCare™



>177 million units of FlutiCare™ product form dispensed since 2007*



>177M
2M



Only 2 million Flonase units dispensed since 2007*

- **FlutiCare™ product form firmly fixed in consumer minds**
- **Leverage recognition of FlutiCare™ product form on branded offering as a means of driving purchase intent**
- **Expect to retain 15% of current prescription once OTC switch takes place**

FlutiCare™ Commercial

Innovus Pharma is well established as vendor of record

- Tier 1-85% of Allergy Category Sales

- Tier 2 - 15% of Allergy Category Sales

Why Invest in Innovus

- **Cash Flow Positive Commercial Revenue Generating Company**
  - Over $1 million in revenues reported in Q2 2016
  - Cash flow positive from operations in Q2 2016 with over $256K
  - 16 commercial products in multiple high value markets
  - High value product pipeline targeting over $1 billion US market (Fluticare™ - Fluticasone propionate SP, UriVarx™, Xyralid®)
- **High Growth & Revenues**
  - $5 million projected revenues for 2016 and $15 million for 2017
- **Multiple Near-Term Milestones**
  - FDA potential approval of FlutiCare™ ANDA
  - Two new product launches expected in 2016 (Xyralid® and UriVarx™) and one in 2017 (FlutiCare™)
  - Expecting profitability in 2017
- **Unique Business Strategy and Niche Market**
  - Clinically-proven products with established sales channels
  - Leader in direct to consumer sales and marketing
  - Robust BTH Direct to Consumer Sales & Marketing Platform
- **Experienced and Proven Management Team**

Contact
Bassam Damaj, Ph.D.
President & CEO

Robert E. Hoffman
EVP & CFO

+1 858 964-5123
bdamaj@innovuspharma.com
rhoffman@innovuspharma.com

innovus pharma